                                 Exhibit 10.6

             Termination Agreement by and between Douglas Holsted
                     and the Company dated March 21, 1995.

                 MUTUAL SETTLEMENT AGREEMENT, GENERAL RELEASE
                            AND COVENANT NOT TO SUE
                 --------------------------------------------

     This MUTUAL SETTLEMENT AGREEMENT, GENERAL RELEASE AND COVENANT NOT TO SUE (the "Agreement") is made and entered into as of the date indicated below by and between GENERAL BUSINESS SERVICES, INC., a Texas corporation ("GBS"), EDWIN K. WILLIAMS & CO., a Colorado corporation ("EKW") and THE DWYER GROUP, INC., a Delaware corporation ("Dwyer") (collectively referred to as "the Companies") and DOUGLAS C. HOLSTED, individually ("Holsted").

     WHEREAS, Holsted was employed by GBS from January 7, 1993 through March 21, 1995, most recently in the position of President;

     WHEREAS, Holsted was employed by EKW from May 14, 1994 through March 21, 1995, most recently in the position of President;

     WHEREAS, Holsted was employed as Chief Financial Officer by Dwyer and/or a company owned or affiliated with Dwyer from April 1991 through December 1994;

     WHEREAS, Holsted is currently indebted to GBS for the sum indicated on Exhibit "A" attached hereto;

     WHEREAS, prior to the execution of this Agreement, Holsted has voluntarily resigned his employment with the Companies, effective March 21, 1995;

     WHEREAS, prior to the execution of this Agreement, Holsted has fully read this Agreement, has been given adequate time to consider this Agreement, a reasonable opportunity to consult with advisors of Holsted's choosing and understands this Agreement;

     WHEREAS, Holsted and the Companies desire to provide for an orderly termination of the employment relationship and to settle fully and finally, in the manner set forth herein, all differences between them which have arisen or which might arise in the future, including but not limited to all claims and controversies arising out of the employment relationship between Holsted and the Companies.

     NOW, THEREFORE, in consideration of the Recitals and mutual promises, covenants and agreements set forth in this Agreement, Holsted and the Companies covenant and agree as follows:

     1. Holsted, for himself and on behalf of his heirs, assigns, successors, executors, administrators and attorneys, IRREVOCABLY AND UNCONDITIONALLY RELEASES, ACQUITS AND FOREVER DISCHARGES the Companies, any current, past or future parent, subsidiaries, affiliated and related corporations, firms, associations, partnerships and entities, and their successors and assigns, and

MUTUAL SETTLEMENT AGREEMENT, GENERAL RELEASE AND COVENANT NOT TO SUE -- PAGE 1
--------------------------------------------------------------------
the current and former owners, shareholders, directors, officers, employees, agents, attorneys, representatives and insurers of said corporations, firms, associations, partnerships and entities, and their guardians, successors, assigns, heirs, executors and administrators (collectively referred to as "Releasees"), from any and all claims, complaints, grievances, liabilities, obligations, promises, agreements, damages, causes of action, and expenses whatsoever, including attorney's fees and expenses.

     2. Holsted, for himself and on behalf of his heirs, assigns, successors, executors, administrators and attorneys, COVENANTS NOT TO SUE OR OTHERWISE VOLUNTARILY CONSENT TO PARTICIPATE IN AN ACTION AGAINST any of the Releasees under municipal, local, state or federal law, common or statutory, for any actions or omissions whatsoever, whether known or unknown and whether connected with the employment of Holsted by the Companies or not, except as may be required in response to lawful judicial process.

     3. From and after the effective date of this Agreement, Holsted agrees that he will keep the terms, amount and fact of this Agreement STRICTLY AND COMPLETELY CONFIDENTIAL and that he will not communicate or otherwise disclose the terms, amount or fact of this Agreement to any employee of the Companies (past, present or future) or to a member of the general public, except as may be required in response to lawful judicial process.

     4. Holsted waives and forever releases any right or rights he might have to employment, re-employment, reinstatement with the Companies and any of the Releasees named in this Agreement.

     5. Holsted agrees to surrender all keys and tangible personal property belonging to the Companies and represents that he has returned to and left in the custody of the Companies all documents and property, including but not limited to computers, computer netport cards, papers, keys, files, records, books or other materials belonging to the Companies or any other Releasee, whether in writing, or recorded by manual or electronic means, whether located at Holsted's residence or the offices of the Companies.

     6. Holsted acknowledges that by virtue of his employment with the Companies, he acquired knowledge and experience and/or was a participant or witness to events and circumstances that may be important in pending and future litigation, arbitration and/or administrative proceedings involving the Companies. Holsted agrees to cooperate fully with all reasonable requests of the Companies, at the Companies' expense, in conjunction with any such litigation, arbitration and/or administrative proceedings involving the Companies which cover a time period in which Holsted was employed by the Companies. Holsted also agrees that he will not, without the prior written consent of the Companies, cooperate with or assist any person or entity which is or which may become an adverse

MUTUAL SETTLEMENT AGREEMENT, GENERAL RELEASE AND COVENANT NOT TO SUE -- PAGE 2
--------------------------------------------------------------------
party to the Companies or any of the Releasees in any litigation, arbitration and/or administrative proceeding, or disclose or make available to such person or entity any information or documents which may be relevant to such, except as may be required by law or compulsory process.

     7. Holsted acknowledges that during the course of employment, he had access to and did receive confidential information about the Companies, including customer lists and other trade secrets; Holsted represents and covenants that he will in no way divulge, use or in any way employ such confidential information; provided, however, that this Agreement does not prohibit Holsted from using the occupational skill of franchising in his future employment.

     8. Holsted acknowledges that he is indebted to the GBS for the sum shown on Exhibit "A" attached hereto.

     9. Holsted and the Companies agree that they shall effect a final reconciliation of all outstanding business expense advances and/or reports and the like within 30 days after the effective date hereof.

     10. Holsted and the Companies warrant and represent to one another that they will not undertake any future conduct which is intended to damage any of the franchise systems affiliated with the Companies or which discredits Holsted or the Companies in the eyes of franchisees, the franchise community or third parties.

     11. In consideration for this Agreement, the Companies agree to do the following:

         (a) excuse and release Holsted's indebtedness to GBS in the amount shown on Exhibit "A" attached hereto; a portion of said amount, to be determined in the final reconciliation of accounts referred to in Section 9 above, shall be added to Holsted's W-2 for calendar year 1995 as income and Holsted shall be liable for all tax obligations, if any, with respect to this sum;

         (b) pay Holsted the equivalent of his salary as of the effective date of this Agreement in accordance with the Companies' usual bi-weekly payroll period for a period commencing on Friday, March 31, 1995 and concluding on Friday, June 9, 1995. The amounts paid shall be subject to withholding as required by law;

         (c) as to any obligations or liabilities not released in subsection 11(a), the Companies, for themselves and on behalf of any parent, subsidiaries, affiliated and related corporations, firms, associations, partnerships and entities, and their successors and

MUTUAL SETTLEMENT AGREEMENT, GENERAL RELEASE AND COVENANT NOT TO SUE -- PAGE 3
--------------------------------------------------------------------
     assigns, and the current and former owners, shareholders, directors, officers, employees, agents, attorneys, representatives and insurers of said corporations, firms, associations, partnerships and entities, and their guardians, successors, assigns, heirs, executors and administrators, does irrevocably and unconditionally release, acquit and forever discharge Holsted, his heirs, assigns, successors, executors, administrators and attorneys, from any and all claims, complaints, grievances, liabilities, obligations, promises, agreements, damages, causes of action and expenses (including attorneys' fees and expenses) whatsoever, and covenants not to sue, or otherwise consent to voluntarily participate in any action against Holsted, his heirs, assigns, successors, executors, administrators and attorneys, under municipal, local, state or federal law, common or statutory, for any actions or omissions whatsoever, whether known or unknown and whether connected with the employment of Holsted by the Companies or not, except as may be required by law or compulsory process.

     12. Holsted and the Companies recognize that by entering into this Agreement, the Companies and Holsted do not admit and do specifically deny any violation of any local, state or federal law, common or statutory. Holsted and the Companies further recognize that this Agreement has been entered into in release and compromise of any claims which might be asserted by Holsted or the Companies in regard to Holsted's employment by the Companies and to avoid the expense and burden of any litigation related thereto.

     13. This Agreement constitutes the entire Agreement of the parties hereto and supersedes all prior and contemporaneous negotiations and agreements, oral or written. All rights, duties and remedies provided by this Agreement to the parties hereto are independent of and not affected by any release or forbearance which is part of this Agreement. All prior and contemporaneous negotiations and agreements are deemed incorporated and merged into this Agreement and are deemed to have been abandoned if not so incorporated. No representations, oral or written, are being relied upon by either party in executing this Agreement, other than the express representations of this Agreement. This Agreement cannot be changed or terminated orally.

     14. This Agreement shall be governed by and construed in accordance with the laws of the state of Texas.

     15.  SIGNED AND EXECUTED at Waco, Texas this 21st day of March, 1995.

MUTUAL SETTLEMENT AGREEMENT, GENERAL RELEASE AND COVENANT NOT TO SUE -- PAGE 4
--------------------------------------------------------------------

                                       THE COMPANIES:

                                       THE DWYER GROUP, INC.

                                       BY: /s/ Robert E. Tunmire
                                          -------------------------------------
                                          Robert E. Tunmire, President


                                       GENERAL BUSINESS SERVICES, INC.

                                       BY: /s/ Robert E. Tunmire
                                          -------------------------------------
                                          Robert E. Tunmire, CEO


                                       EDWIN K. WILLIAMS & CO.

                                       BY: /s/ Robert E. Tunmire
                                          -------------------------------------
                                          Robert E. Tunmire, CEO


     By my signature below, I represent that I have been given adequate time to consider this Agreement. I have fully read and understand this Agreement and I sign it of my own free will.


                                       /s/ Douglas C. Holsted
                                       ----------------------------------------
                                       Douglas C. Holsted


THE STATE OF TEXAS    (S)
                      (S)
COUNTY OF McLENNAN    (S)

     BEFORE ME, the undersigned authority, on this day personally appeared ROBERT E. TUNMIRE, PRESIDENT of THE DWYER GROUP, INC., and acknowledged that he executed the same as the act of THE DWYER GROUP, INC. in the capacity stated and as the act of all other legal persons or entities claiming through or being released through THE DWYER GROUP, INC. for the purpose and consideration therein expressed.

     Given under my hand and seal of office on this 21st day of March, 1995.

[SEAL OF MICHAELE WEATHERBIE             /s/ Michaele Weatherbie
      APPEARS HERE]                      -----------------------------
                                         Notary Public, State of Texas

MUTUAL SETTLEMENT AGREEMENT, GENERAL RELEASE AND COVENANT NOT TO SUE -- PAGE 5
--------------------------------------------------------------------

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF McLENNAN  (S)

     BEFORE ME, the undersigned authority, on this day personally appeared ROBERT E. TUNMIRE, CHIEF EXECUTIVE OFFICER of GENERAL BUSINESS SERVICES, INC., and acknowledged that he executed the same for the purpose and consideration therein expressed, and in the capacity therein stated.

     Given under my hand and seal of office on this 21st day of March, 1995.

[SEAL OF MICHAELE WEATHERBIE                  /s/ Michaele Weatherbie
       APPEARS HERE]                       -----------------------------
                                           Notary Public, State of Texas

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF McLENNAN  (S)

     BEFORE ME, the undersigned authority, on this day personally appeared ROBERT E. TUNMIRE, CHIEF EXECUTIVE OFFICER of EDWIN K. WILLIAMS & CO., and acknowledged that he executed the same for the purpose and consideration therein expressed, and in the capacity therein stated.

     Given under my hand and seal of office on this 21st day of March, 1995.

[SEAL OF MICHAELE WEATHERBIE                  /s/ Michaele Weatherbie
       APPEARS HERE]                       -----------------------------
                                           Notary Public, State of Texas

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF McLENNAN  (S)

     BEFORE ME, the undersigned authority, on this day personally appeared DOUGLAS C. HOLSTED, and acknowledged that he executed the same for the purpose and consideration therein expressed.

     Given under my hand and seal of office on this 21st day of March, 1995.

[SEAL OF MICHAELE WEATHERBIE                  /s/ Michaele Weatherbie
       APPEARS HERE]                       -----------------------------
                                           Notary Public, State of Texas

MUTUAL SETTLEMENT AGREEMENT, GENERAL RELEASE AND COVENANT NOT TO SUE -- PAGE 6
--------------------------------------------------------------------


General Business Services, Inc.
Doug Holsted Bonus Activity
12/31/94 (PRELIMINARY)**

                                                      HOLSTED
                                                      2.5% BONUS
                                                      ----------
1994 GBS NET INCOME                  $351,049.05

ADD:
Provision for Federal Income Tax     $243,793.29
Bonus Expensed during 1994            $20,227.07


PRE TAX/PRE BONUS INCOME             $615,069.41      $15,376.74


LESS PAYMENTS DURING 1994:
        ck 101202  Jul-94                             ($9,713.41)
        ck 101395  Oct-94                             ($8,197.00)
        ck 302440  Sep-94                             ($5,000.00)

                                                      -----------
PRELIMINARY TOTAL OVERPAID TO DOUG FOR 1994 BONUS     ($7,533.67)
                                                      ===========

**THIS SCHEDULE IS SUBJECT TO CHANGE AS A RESULT OF AUDIT ADJUSTMENTS WHICH MAY BE RECEIVED SUBSEQUENT TO TODAY'S DATE OF MARCH 20, 1995.

                                    Page 1